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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 2004

                              THE GILLETTE COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                 1-922                  04-1366970
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(STATE OR OTHER JURISDICTION OF  (COMMISSION   (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)           FILE NUMBER)

             PRUDENTIAL TOWER BUILDING, BOSTON, MASSACHUSETTS 02199
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 421-7000


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS

      In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of The Gillette Company previously filed with the Securities and Exchange Commission (File No. 333-86336), which Registration Statement was declared effective by the Commission on July 10, 2002, The Gillette Company is filing as Exhibit 1.6 to such Registration Statement, a Terms Agreement, dated as of September 9, 2004, by and among The Gillette Company, Citigroup Global Markets Inc. ("Citigroup"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and UBS Securities LLC ("UBS"), and as Exhibit 4.10 to such Registration Statement, a form of Floating Rate Note due 2043 to be issued by The Gillette Company in connection with the offering described in the Terms Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      1.6. Terms Agreement, dated as of September 9, 2004, by and between The Gillette Company, Citigroup, Merrill Lynch, and UBS.

      4.10. Form of Floating Rate Note due 2043.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GILLETTE COMPANY

Date: September 16, 2004            By: /S/ Gail F. Sullivan
                                        ------------------------------------
                                        Name: Gail F. Sullivan
                                        Title: Vice President and Treasurer

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                                  EXHIBIT INDEX

      The following designated exhibits are filed herewith:

      1.6. Terms Agreement, dated as of September 9, 2004, by and between The Gillette Company, Citigroup, Merrill Lynch, and UBS.

      4.10. Form of Floating Rate Note due 2043.